EXHIBIT 23







            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------



We consent to the incorporation by reference in the Registration Statement No. 333-120812 of eLEC Communications Corp. on Form S-8 of our report dated February 14, 2006 appearing in the Annual Report on Form 10-K of eLEC Communications Corp. for the year ended November 30, 2005.





/s/  Nussbaum  Yates  &  Wolpow,  P.C.





Melville,  New  York
February  14,  2006